UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 9, 2012

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for IBM’s Investor Briefing on May 9, 2012.  Attachment II (Non-GAAP Supplemental Materials) contains supplemental materials about non-GAAP financial measures in certain presentation materials for this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 9, 2012

	By:	/s/ James J. Kavanaugh

James J. Kavanaugh
Vice President and Controller

3

ATTACHMENT I

Introduction Patricia Murphy Vice President, Investor Relations

Agenda Morning Session (9:30 – noon) Strategic Overview Ginni Rometty Financial Model Mark Loughridge Enterprise Productivity Linda Sanford Smarter Planet Jon Iwata Smarter Cities & Growth Markets Bruno Di Leo, D.C. Chien, Takreem EI-Tohamy Afternoon Session (1:30 – 4:30) Integrated Systems Steve Mills, Rod Adkins, Robert LeBlanc & Mike Rhodin Services Mike Daniels, Bridget Van Kralingen & Erich Clementi Research John Kelly Group Q&A @ 2012 International Business Machines Corporation

Certain comments made during this event and in the presentation materials may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements by their nature address matters that are uncertain to different degrees. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. Those statements involve a number of factors that could cause actual results to differ materially including the following: a downturn in economic environment and corporate IT spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; a failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results and purchases, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impacts of relationships with critical suppliers and business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels; the company’s ability to successfully manage acquisitions and alliances; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Q, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Form 8-K dated May 9, 2012.

[LOGO]

Strategic Overview Ginni Rometty President and Chief Executive Officer

2011 Performance IBM delivered record performance in revenue, profit, earnings per share and free cash flow

New Era of Computing Constant Shift to Higher Value New Markets and New Buyers What do we believe about the future?

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

[LOGO]

Financial Model Mark Loughridge Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

IBM Investor Briefing

# 2015 Roadmap


Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
Enterprise Productivity yields margin expansion
Shift to a higher value portfolio continues to provide leverage
~$50B returned through share repurchase
11% CAGR
$11.67
Base Revenue Growth
Revenue Mix
Acquisitions
Revenue Growth
~$3.05
Enterprise Productivity
Margin Mix
Operating Leverage
~$2.50
Shares
~$2.80
At Least
$20
2010 Operating EPS*
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

Assumes current tax policy and Non-GAAP tax rate of 25%

Operating EPS* 2015 Roadmap Progress $11.67 $13.44 “At Least” $20 15% Yr/Yr 2010-15 11% CAGR 2011 Results Generated $16.6 billion in free cash flow Returned over 100% to shareholders through share repurchase and dividends Cash & Shareholder Return Margin performance in line with model Delivered $1.9 billion of Enterprise Productivity savings Operating Leverage Double-digit performance across growth initiatives Growth Markets +11% Yr/Yr @CC Smarter Planet nearly 50% Yr/Yr Business Analytics +16% Yr/Yr Cloud 2.8x growth in 2011 Strong performance of 22 acquisitions closed through 2011 Revenue * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense 2010 2011 2015

IBM Investor Briefing

# Growth Initiatives

IBM


$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
$0.82
Revenue Growth
$11.67
2011 Operating EPS

## Growth Initiatives Roadmap Objectives

### Smarter Planet

Contributes ~$7B of growth over Roadmap

### Growth Markets

Approaches 30% of IBM's geographic revenue by 2015


Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center

### Business Analytics

Contributes ~$6B of growth over Roadmap

### Cloud

Contributes ~$7B of revenue, of which ~$3B is incremental growth

Growth Initiatives Performance Growth Initiatives Smarter Planet Growth Markets Business Analytics 2011 Revenue Growth (11% @CC) Nearly 40 growth market countries grew double digits at constant currency in 2011 2,400 Smarter Cities engagements Nearly 9,000 analytics consultants and 33 closed/announced acquisitions now make up IBM’s Analytics business 4.5 million daily client transactions through IBM Public Cloud Cloud ~50% Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 16% 2.8x 16%

Growth Markets 2011 Revenue Results Growth Initiatives Smarter Planet Growth Markets Business Analytics Growth Initiatives Hardware/Financing 29% (11% @CC) Cloud 2011 Brand Mix Growth markets mixed to high value-add hardware content Hardware driven by new customer content – “Plant the Flag” Over 1,200 new Power clients in 2011 Software 20% Services 51% ~50% Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 16% 2.8x 16%

Business Analytics Cloud Smarter Planet Software ~55% Services ~40% Growth Initiatives Smarter Planet Growth Markets Business Analytics Growth Initiatives (11% @CC) Major Markets Growth Markets 2011 Brand Mix Yr/Yr at actual rates Business Analytics Cloud Smarter Planet Cloud Hardware ~5% ~50% Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 2011 Revenue Results ~35% ~25% 16% 2.8x 16%

2010 Revenue from Key Initiatives 2015 Revenue from Key Initiatives Double-digit yr/yr growth 2011 ~$3B ~$2B ~$2B ~$0.2B +$6B Growth Initiatives Growth Initiatives contributed ~$6 billion of growth in 2011 Incremental Cloud Growth Markets Smarter Planet Business Analytics Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr ~$17B ~$7B ~$3B ~$6B ~$50B ~$30B i

IBM Investor Briefing

# Acquisitions

IBM


$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
Revenue Growth
$0.82
$11.67
2011 Operating EPS

## Spent $14B in R&D and closed/announced ~$11B for 30 acquisitions since 2010

Servers, Networking & Storage Optimization: Platform Computing, Storwize, Intelliden, BLADE

Cloud: Worklight, Cast Iron, GreenHat

Smarter Planet:
- Smarter Commerce: Coremetrics, Sterling Commerce, Tealeaf, DemandTec, Emptoris, Unica
- Smarter Cities: Tririga, Curam Software, i2

Business Intelligence & Data Analytics: Varicent, Datacap, Lombardi, Clarity Systems, PSS, Netezza, NISC, Initiate, Wilshire, Vivisimo

Governance, Risk, Compliance & Security: OpenPages, BigFix, Q1 Labs, Algorithmics

**Complements Organic Assets**
- IBM Hardware Portfolio: PureSystems
- IBM Hardware Portfolio: WebSphere
- GTS Service Delivery
- Industry Solutions Frameworks: WebSphere Commerce
- GBS Offerings
- IBM Information Management
- Tivoli software
- Rational software
- GBS BAO Service Line
- 8 Analytics Solution Centers

IBM Investor Briefing

# Acquisitions

IBM

*Spent $14B in R&D and closed/announced ~$11B for 30 acquisitions since 2010*


$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
Revenue Growth
$0.82
$11.67
2011 Operating EPS

Servers, Networking & Storage Optimization: Platform Computing, Storwize, Intelliden, Blade

Cloud: Worklight, Cast Iron, GreenHat

Smarter Planet
- Smarter Commerce: Coremetrics, Sterling Commerce, Tealeaf, DemandTec, Emptoris, Unica
- Smarter Cities: Tririga, Cúram Software, i2

Business Intelligence & Data Analytics: Varicent, Datacap, Lombardi, Clarity Systems, PSS Systems, Netezza, NISC, Initiate, Wilshire, Vivisimo

Governance, Risk, Compliance & Security: OpenPages, BigFix, Q1 Labs, Algorithmics

*Complements Organic Assets*
- IBM Hardware Portfolio – PureSystems
- IBM Hardware Portfolio – WebSphere
- GTS Service Delivery
- Industry Solutions Frameworks – WebSphere Commerce
- GBS Offerings
- IBM Information Management
- Tivoli software
- Rational software
- GBS BAO Service Line
- 8 Analytics Solution Centers

IBM Investor Briefing

# Acquisitions

IBM

*Spent $14B in R&D and closed/announced ~$11B for 30 acquisitions since 2010*



$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
Revenue Growth
$0.82
$11.67
2011 Operating EPS

**Servers, Networking & Storage Optimization**: Platform Computing; storwize; Intelliden; BLADE

**Cloud**: Worklight; Cast Iron; GreenHat

**Smarter Planet**
- Smarter Commerce: Coremetrics; sterling commerce; tealeaf; DemandTec; Emptoris; unica
- Smarter Cities: Tririga; Cúram Software; i2

**Business Intelligence & Data Analytics**: Varicent; Datacap; Lombardi; Clarity Systems; PSS Systems; Netezza; NISC; Initiate; Wilshire; Vivisimo

**Governance, Risk, Compliance & Security**: OpenPages; BigFix; Q1 Labs; Algorithmics

**Complements Organic Assets**
- IBM Hardware Portfolio: PureSystems
- IBM Hardware Portfolio: WebSphere
- GTS Service Delivery
- Industry Solutions Frameworks: WebSphere Commerce
- GBS Offerings
- IBM Information Management
- Tivoli software
- Rational software
- GBS BAO Service Line
- 8 Analytics Solution Centers

IBM Investor Briefing

# Acquisitions

IBM

*Spent $14B in R&D and closed/announced ~$11B for 30 acquisitions since 2010*



$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
Revenue Growth
$0.82
$11.67
2011 Operating EPS

| Area | Acquisitions | Complements Organic Assets |
|---|---|---|
| Servers, Networking & Storage Optimization | Platform Computing, Storwize, Intelliden, BLADE | IBM Hardware Portfolio; PureSystems |
| Cloud | Worklight, Cast Iron, GreenHat | IBM Hardware Portfolio; WebSphere; GTS Service Delivery |
| Smarter Planet | Smarter Commerce: Coremetrics, Sterling Commerce, Tealeaf, DemandTec, Emptoris, Unica; Smarter Cities: Tririga, Cúram Software, i2 | Industry Solutions Frameworks; WebSphere Commerce; GBS Offerings |
| Business Intelligence & Data Analytics | Varicent, Datacap, Lombardi, Clarity Systems, PSS Systems, Netezza, NISC, Initiate, Wilshire, Vivísimo | IBM Information Management; Tivoli software; Rational software; GBS BAO Service Line; 8 Analytics Solution Centers |
| Governance, Risk, Compliance & Security | OpenPages, BigFix, Q1 Labs, Algorithmics | |

IBM Investor Briefing

# Acquisitions

IBM


$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
$0.82
Revenue Growth
$11.67
2011 Operating EPS

## *Spent $14B in R&D and closed/announced ~$11B for 30 acquisitions since 2010*

**Servers, Networking & Storage Optimization**
Platform Computing, Storwize, Intelliden, BLADE Network Technologies

**Cloud**
Worklight, Cast Iron Systems, GreenHat

**Smarter Planet**
Smarter Commerce: Coremetrics, Sterling Commerce, Tealeaf, DemandTec, Emptoris, Unica
Smarter Cities: Tririga, Cúram Software, i2

**Business Intelligence & Data Analytics**
Varicent, Datacap, Lombardi, Clarity Systems, PSS Systems, Netezza, NISC, Initiate, Wilshire, Vivísimo

**Governance, Risk, Compliance & Security**
OpenPages, BigFix, Q1 Labs, Algorithmics

*Complements Organic Assets*
- IBM Hardware Portfolio – PureSystems
- IBM Hardware Portfolio – WebSphere
- GTS Service Delivery
- Industry Solutions Frameworks – WebSphere Commerce
- GBS Offerings
- IBM Information Management
- Tivoli software
- Rational software
- GBS BAO Service Line
- 8 Analytics Solution Centers

Acquisitions have contributed significantly to IBM’s growth in key strategic areas Acquisitions Leadership in B2B integration, Commerce solutions, and Enterprise Marketing Mgmt Comprehensive portfolio across Buy, Market, Sell, and Service Smarter Commerce Acquired Organic GBS Offerings Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr

Acquisitions have contributed significantly to IBM’s growth in key strategic areas Acquisitions Integration across a complete solutions framework Capabilities to secure people, data, applications and IT infrastructure Real-time analytics provide visibility into security threats Leadership in B2B integration, Commerce solutions, and Enterprise Marketing Mgmt Comprehensive portfolio across Buy, Market, Sell, and Service Smarter Commerce Security Acquired Organic GTS & GBS Services GBS Offerings Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr

Acquisitions have contributed significantly to IBM’s growth in key strategic areas Acquisitions Integrates and tunes hardware and software in ready-to-go workload optimized systems Captures and automates from infrastructure to the application Deploys and runs for rapid time-to-value Integration across a complete solutions framework Capabilities to secure people, data, applications and IT infrastructure Real-time analytics provide visibility into security threats Leadership in B2B integration, Commerce solutions, and Enterprise Marketing Mgmt Comprehensive portfolio across Buy, Market, Sell, and Service Smarter Commerce Expert Integrated Security Acquired Organic GBS Offerings GTS & GBS Services Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr

Acquisitions Focus acquisition investments of ~$20B on key growth areas that leverage IBM’s global reach and scale Scalable intellectual property Key to solutions offerings Drive synergies through global distribution -20% 27% 23% 18% 11% PTI Margin Margin excl. amortization of intangibles and acquisition-related charges Forward Looking Revenue Growth Estimates Forward Looking PTI Margin Estimates Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 20% 30% 10% 10% 10% 0% 15% 30% 45% Yr1 Yr2 Yr3 Yr4 Yr5 Revenue Yr/Yr% 10% 15% 20% 2% 2% -20% -10% 0% 10% 20% 30% Yr1 Yr2 Yr3 Yr4 Yr5 PTI Margin

Annual Revenue from Closed Acquisitions Roadmap Model ~$11B ~55% Future Acquisitions ~45% Closed Acquisitions Annual Operating EPS from Closed Acquisitions Roadmap Model ~$0.90 ~25% Future Acquisitions ~75% Closed Acquisitions Actual Projected Acquisitions Actual Projected Closed acquisitions through 2011 position us on pace against the 2015 Roadmap objectives Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 2010 2011 2012 2013 2014 2015 2010 2011 2012 2013 2014 2015

Revenue Growth @ CC * Revenue mix percentages exclude PCD and Printers divestitures Growth Markets % of IBM Geographic Revenue* 2010 17% 18% 19% 21% 22% 2007 2008 2009 16% 2006 11% 2000 30% Approaches 2015 2011 Growth Markets +8 pts +8 pts +10 pts +10 pts IBM’s business mix continues to shift towards the Growth Markets Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.82 $13.44 15% Yr/Yr 2% -6% 1% 2% 10% 1% 11% 11% 2008 2009 2010 2011 Major Markets Growth Markets

IBM Investor Briefing

# Growth Markets

IBM

## *We have accelerated investment in Growth Markets expansion*



$13.44
15% Yr/Yr
Share Repurchase
Operating Leverage
$0.82
Revenue Growth
$11.67
2011 Operating EPS

### *2011 Revenue Growth*



Yr/Yr at constant currency
2%
11%
~2X
Overall Growth Markets
Major Markets
Growth Markets
Market Expansion

Branch offices grew about twice the growth rate of the overall Growth Markets in 2011

### *Branch Office Growth*



Branch Office Acceleration
Branch Office Plan
2010
2011
2012
2013
2014
2015

Market expansion enabled by globally integrated enterprise

- Investment focused on client-facing resources
- Back office delivered through global shared services model

### *2015 Roadmap*

~$17B
Revenue Growth from Growth Markets



Market Expansion
~40%

Market expansion enables ~40% of Roadmap for Growth Markets

Growth Markets delivered over 45% of IBM’s Geographic Gross Profit growth in 2011 * Sum of geographic gross profit not equal to IBM gross profit Geographic Gross Profit Operating Leverage Growth Markets Major Markets 47% 53% Growth Markets Major Markets 45% 55% Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 Growth Markets Major Markets Geographic Gross Profit Bridge* Revenue Growth Gross Profit Growth ~$51B ~$47B $1.9B $2.2B 2010 2011

Source: IFI CLAIMS Patent Services Investing for Growth We will continue to focus our investments on higher value businesses Research & Development ~$35B 2015 Roadmap 2006 - 2010 $30B 2011 US Patents Other IT Companies Top 10 Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 4,894 2,821 2,559 2,483 2,311 2,286 1,533 1,514 1,465 1,308 1,244 980 918 676 282 127 6,180 IBM Samsung Canon Panasonic Toshiba Microsoft Sony Seiko Epson Hon Hai Hitachi HP Intel Cisco Oracle Apple EMC Accenture

% of Operating Segments Profit* IBM expands margins in 2015 Roadmap through a continuation of our shift to higher value 35% 38% ~13% ~36% ~50% * Sum of operating segment pre-tax income not equal to IBM operating pre-tax income ** Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments 27% = $2.6B Operating Leverage 16% 41% 44% = $10B 23% 37% 40% Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 2000** 2006 2011 2015e Hardware/Financing Services Software

Enterprise Productivity Savings ($B) In 2011 IBM delivered first installment against $8B 2015 objective Continuous improvement leveraging analytics Locate work to where it best can be performed Focus integrated operations on high value advisory activities Balance savings between reinvesting and driving margin performance Shared Services End-to-End Process Transformation Integrated Operations Operating Leverage Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 1.5 1.0 0.5 1.7 1.5 1.9 2006 2007 2008 2009 2010 2011

Enterprise Productivity provides flexibility and leverage across the business model Shared Services End-to-End Process Transformation Integrated Operations Operating Leverage Cost & Expense Reduction Revenue Productivity Software Services Hardware / Financing $8B $8B $8B Enterprise Productivity Savings ($B) Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82

Revenue and Operating Leverage STG $2B GTS $6B GBS $3B Software $10B IGF $2B 2011 IBM Operating PTI % 2015 Operating EPS PTI Margin $13.44 2011 EPS Segment Revenue and Operating Pre-Tax Income Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 Sum of Segment Revenue 0% 10% 20% 30% 40% 50% $0B $25B $50B $75B $100B $125B

PTI Margin 2011 IBM Operating PTI % GTS IGF Revenue and Operating Leverage 2015 Operating EPS STG GBS Share Repurchase ~$2.05 $13.44 2011 EPS Remaining $35B of share repurchase delivers ~$2.05 EPS Segment Revenue and Operating Pre-Tax Income Software Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 Sum of Segment Revenue 0% 10% 20% 30% 40% 50% $0B $25B $50B $75B $100B $125B

Software IGF 2015 IBM Operating PTI % PTI Margin 2011 IBM Operating PTI % GTS +3pts Revenue and Operating Leverage 2015 Operating EPS STG GBS Share Repurchase ~$2.05 $13.44 2011 EPS Software Growth ~$3.30 Segment Revenue and Operating Pre-Tax Income Software profit at historical growth delivers ~$3.30 EPS Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 Sum of Segment Revenue 0% 10% 20% 30% 40% 50% $0B $25B $50B $75B $100B $125B

2015 IBM Operating PTI % PTI Margin 2011 IBM Operating PTI % Software IGF GTS +4pts Revenue and Operating Leverage 2015 Operating EPS STG GBS Share Repurchase ~$2.05 $13.44 2011 EPS Software Growth ~$3.30 Enterprise Prod ~$1.20 Segment Revenue and Operating Pre-Tax Income ~40% yield on Enterprise Productivity spending reduction delivers ~$1.20 EPS Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 Sum of Segment Revenue 0% 10% 20% 30% 40% 50% $0B $25B $50B $75B $100B $125B

2011 IBM Operating PTI % 2015 IBM Operating PTI % PTI Margin Software Sum of Segment Revenue IGF Revenue and Operating Leverage STG 2015 Operating EPS Share Repurchase ~$2.05 $13.44 2011 EPS Software Growth ~$3.30 Enterprise Prod ~$1.20 Segment Revenue and Operating Pre-Tax Income Software delivers profit growth from new markets GTS GBS Services captures growth from key market transitions STG / IGF capitalize on technology leadership Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $0.18 $13.44 15% Yr/Yr $0.82 “At Least” $20 0% 10% 20% 30% 40% 50% $0B $15B $30B $45B $60B $75B $90B $105B $120B $135B

Free Cash Flow* $B +$0.5B +$100M/Yr +$3.7B +$740M/Yr +$6.1B +$1.2B/Yr About $150 billion of free cash flow generated over past fifteen years Fueled organic and acquisition investments Returned over 100% to shareholders ~$10B Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $13.44 15% Yr/Yr $0.77 $0.18 $0.82 * Excluding GF Receivables Cash Generation and Usage 6.3 6.3 5.8 5.9 6.7 6.8 5.9 8.7 9.1 9.6 10.5 12.4 14.3 15.1 16.3 16.6 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Primary Uses of Cash * Excluding GF Receivables 2011 - 2015 Approaches $100B $B 2006 - 2010 Share Repurchase Dividends Acquisitions Capital $B $69B Cash Generation and Usage Free Cash Flow* $B Share Repurchase Dividends Acquisitions Capital $B Revenue Growth $11.67 2011 Operating EPS Operating Leverage Share Repurchase $13.44 15% Yr/Yr $0.77 $0.18 $0.82 ~$40B Cash & Balance Sheet Flexibility in 2015 $0 $5 $10 $15 $20 $25 2006 2007 2008 2009 2010 2011 2012e 2013e 2014e 2015e $60 $22 $18 $12 ~$50 ~$25 ~$20 ~$20

IBM Investor Briefing

# 2015 Roadmap

IBM


Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
Enterprise Productivity yields margin expansion
Shift to a higher value portfolio continues to provide leverage
~$50B returned through share repurchase
$11.67
2010 Operating EPS*
Base Revenue Growth
Revenue Mix
Acquisitions
2011 Performance: $0.82
Revenue Growth
~$3.05
Enterprise Productivity
Margin Mix
$0.18
Operating Leverage
~$2.50
Shares
$0.77
~$2.80
"At Least"
$20
+10% CAGR to go
$13.44
15% Yr/Yr
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

Assumes current tax policy and Non-GAAP tax rate of 25%

Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income * Non-GAAP: Excludes Acquisition-related charges and non-operating retirement-related expense Operating PTI / EPS * Segment Operating PTI$ 2000 & 2001 segments not restated for stock based compensation Software contributes about half of our segment profit Growth initiatives deliver $20B in revenue growth Growth markets revenue approaches 30% of IBM’s total Enterprise productivity delivers $8B in gross savings IBM returns $70B to shareholders over the roadmap 2015 Objectives — Operating EPS “At Least” $20 2015 Roadmap “At Least” $15 $3.32 $1.81 $13.44 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12e '13e '14e '15e

[LOGO]

IBM Investor Briefing Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012 © 2012 International Business Machines Corporation

IBM Investor Briefing

Enterprise Productivity Initiatives Linda Sanford Senior Vice President, Enterprise Transformation

21st Century 20th Century Replicate Multinational Globally integrated Connect Smarter Transformation Maturity Replicated and inflexible operations Decentralized management Business process complexity Lack of consistent data worldwide Common world-wide processes and applications Right skills, right place, right cost Innovate and radically simplify processes Enable growth and productivity Optimize intelligent instrument interconnect The “Smarter” phase of our transformation is underway

2011 $11.3B $16.6B 2005 2011 Shared Service Spending* Total Cost and Expense ~$85B Operating Leverage End-to-End Process Transformation $2.7B Integrated Operations $3.0B Shared Services $2.3B Applying transformation principles to all of IBM’s spending to drive $8B in productivity benefits through 2015 * Restated to include new Shared Services mission

Shared Services – Integrated Supply Chain ISC to deliver $350M of savings Applying unique IBM Smarter Analytics to: Optimize entire upstream supply chain Visibility into 60k parts, 100+ suppliers Cognos, SPSS 10% reduction in cost of managing shortages Detect quality problems earlier Proprietary IBM technology Savings of $50M Analytics will power the next evolution of the supply chain Time Issues Critical Part Issues

Shared Services Integrated Supply Chain Human Resources Real Estate Operations Finance Legal Information Technology Marketing and Communications Sales Management Support Sales Transaction Hub Shared Services Shared Services drive $2.3B in savings through 2015 End-to-End Process Transformation Integrated Operations Shared Services $2.3B

Horizontal integration drives cost out of the business Process led, software enabled business transformation 95% common processes across all business units, all geos 800 applications eliminated; 20% of total Ease and speed of doing business for our clients New IBM branches tap into single global instance without local infrastructure Deliver $300M of savings Global Integration Finance Opportunity to Order Order to Cash Globally Integrated Enterprise is a unique foundation for horizontal automation End-to-End Process Transformation – Blue Harmony

End-to-End Process Transformation Opportunity-to-Order Order-to-Cash Hardware Product Management Transformation Service Labor Management Transformation Service Product Transformation Business Partner Enablement End-to-End Process Transformation Horizontal process optimization drives $2.7B in benefits through 2015 Shared Services Integrated Operations End-to-End Process Transformation $2.7B

Integrated Operations – Center-Based Operations Deploying workforce analytics for capacity management 58k agents Forecast client call patterns to optimize utilization Standardized tools and process automation Location virtualization and shared infrastructure Innovative web capabilities to increase client self-service 1.5M calls avoided per month Richer and more timely client experience Deliver $500M of benefits A smarter approach to optimizing contact center resources Common Data Library Integrated Monitoring & Reporting Automated Assumption Management Analytics Based Capacity Planning Industry Based Forecasting Workforce Management Analytics Engine

Integrated Operations Center-Based Operations Business Operations Global Client Centers Development Coverage Optimization with Profitability Worldwide Investment Quota Transformation Patent Centers Integrated Operations Applying transformation principles drives $3.0B in savings through 2015 Shared Services End-to-End Process Transformation Integrated Operations $3.0B

Enterprise-wide governance model with programmatic methods and approaches Quantitative benefit realization measurement and tracking Disciplined change management Innovation-led transformation Enterprise Productivity Radical Simplification Integration Innovation Differentiators Differentiators collectively enable the success of our transformation

IBM Investor Briefing

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

[LOGO]

Making Markets: Smarter Planet Jon Iwata Senior Vice President, Marketing & Communications

Driving higher value areas of the portfolio Smarter Planet is a collection of markets we’re making Serving new kinds of buyers Contributing $7B in revenue growth by 2015

Smarter Planet describes the emerging era of computing Instrumented Interconnected Intelligent

10,000 messages/second from 100 million active users per source By 2015, 1 Trillion connected devices In 5 years, 5.6 Billion personal devices sold Smarter Planet describes the emerging era of computing Unstructured data growing 800% in the next 5 years Instrumented Interconnected Intelligent By 2020, business transactions over the internet = 450 Billion per day 90% of the world’s data was created in the past 2 years

10,000 messages/second from 100 million active users per source By 2015, 1 Trillion connected devices In 5 years, 5.6 Billion personal devices sold Smarter Planet describes the emerging era of computing Unstructured data growing 800% in the next 5 years Instrumented Interconnected Intelligent By 2020, business transactions over the internet = 450 Billion per day 90% of the world’s data was created in the past 2 years

~90% growth in software content Nearly 8,000 engagements ~50% revenue growth 2011 Smarter Planet Progress

Industries Original 9 focus industries Fastest growth in telecom, retail, banking 52 solution areas Revenue $B Market incubation through focus on select industries $3 2010

Industries Original 9 focus industries Fastest growth in telecom, retail, banking 52 solution areas Business Function Smarter Commerce portfolio 5 software acquisitions 17 solution areas Revenue $B Market incubation through focus on select industries and Smarter Commerce $3.8 2010

Industries Original 9 focus industries Fastest growth in telecom, retail, banking 52 solution areas Business Function Smarter Commerce portfolio 5 software acquisitions 17 solution areas Scaling the market + $1.8B ~50% Y/Y $3.8 $5.6 Revenue $B 2010 2011

Industries From 9 to 18 focus industries Fastest growth in telecom, retail, banking 52 solution areas Business Function Smarter Commerce portfolio 5 software acquisitions 17 solution areas Smarter Cities 2,400 Smarter Cities engagements 21% from emerging markets 8 key portfolio areas 9 New Industries + Smarter Cities Expanding the market by adding industries and Smarter Cities $3.8 Revenue $B Contributing $7B in revenue growth by 2015 2010 2011 2015

IBM Investor Briefing

# IBM differentiation: Predictive analytics

Pioneer West Virginia Federal Credit Union uses business intelligence to proactively identify loans at risk for delinquency.

- 95% reduction in loan delinquency ratio
- 21% point increase in loan-to-share ratio
- 50% reduction in time and costs associated with filing quarterly reports

X0's analytics solution evaluates more than 500 variables for predicting customer defections within 90 days, and proactively prioritizes outbound calls to at-risk accounts.

- 60% improvement in revenue retention
- 50% approx reduction in customer churn
- 376% ROI in five months

South Africa's largest short-term insurance company used predictive analytics to foil a major insurance fraud syndicate, save millions on fraudulent claims and resolve legitimate claims 70x faster than before.

- Identified major fraud ring less than 30 days after implementation
- Saved more than USD2.5 million in payouts to fraudulent customers, and nearly USD5 million in repudiations
- Reduced claims processing time on low-risk claims by nearly 90%

© 2012 International Business Machines Corporation

IBM **Investor** Briefing
IBM

# IBM differentiation: Industry expertise

ConAgra Mills

ConAgra Mills looked to the airline industry for inspiration in maximizing capacity utilization, taking lessons from how airlines use analytics to offer incentives to fill empty seats.

- Increased capacity utilization by 5%
- More responsive to market changes up to 18 months in advance
- 100% payback in less than 3 months

CRI CENTERSTONE RESEARCH INSTITUTE

CRI gleaned learnings from retail analytics to deploy a data mining solution that analyzes vast amounts of patient data to improve predictions of patient outcomes and help clinicians optimize treatments.

- 30% increase in revenue
- 25% increase in treatment plan compliance, signifying improved quality
- 25% increase in the amount of time clinicians spend with patients

Start Today Co. applied lessons from the entertainment industry to create a new model of engagement for retail customers. Start is using data insights to develop targeted marketing campaigns that deliver richer, more personalized experiences.

- 10x increase in conversion rates
- Contribution to 150% revenue growth
- ~90% reduction in time required to plan and implement new promotional campaigns

© 2012 International Business Machines Corporation

Led Involved Not involved Smarter Planet creates relationships with new CXO and LOB

Smarter Commerce: key decision-makers Chief Marketing Officer (CMO) Chief Sourcing & Procurement Officer (CSPO) VP of Customer Service VP of Commerce, VP of Sales Sourcing, controlling and procurement of goods and services Targeted and personalized marketing across all customer interactions Selling and fulfillment of products and services across all channels Servicing customer needs across all interaction channels Market Buy Service Sell Customer Insight Strategy Engagement

Smarter Planet era increasing CMO’s relevance, responsibilities and influence $1.5 trillion Amount spent on marketing and communications in 2011 7-8% Growth of marketing budgets in next 12 months, 2-3X that of IT budgets $148 billion IT-related spend owned / influenced by CMOs in 2012 60% Growth of spend on marketing analytics in next three years

Technology reshaping CMO agenda CMOs believe marketing will be most impacted by: Data Explosion Social Media Growth of Channel and Device Choices Shifting Consumer Demographics Yet, they are least prepared for these same factors.

IBM’s portfolio addresses emerging CMO needs TYPICAL CHALLENGE IBM CAPABILITY PRIMARY IBM SOLUTIONS Marketing and Customer Analytics & Data Management Cross-Channel Customer Experience Digital Marketing Optimization Social Marketing Marketing Performance Optimization IBM GBS IBM GBS IBM GBS IBM GBS IBM GBS Integrate offline and online customer data Relevant experience across all channels Maximize response rates Define next best / most relevant action Maximize website conversions Improve ad and paid search ROI Improve search results/rankings Demonstrate marketing performance and returns Optimize budget allocation Manage audience fragmentation Impact of collaboration and influence through social networking on organizations Social as effective channel Large amount of real time, disparate, unstructured data to collect, analyze and manage Make informed decisions, identify potential trends and opportunities to improve

IBM Investor Briefing IBM

# Smarter Marketing: examples

First Tennessee is using predictive analytics to look across 30-40 points of client data, and delivering the right service to the right customer at the right time.

- 600% increase in cross-sell campaigns
- 20% reduction in mailing costs and 17% reduction in printing costs
- Increased response rates by 3.1%

L'Occitane's Web analytics tool provides online marketing and business optimization, allowing the retailer to drive incremental sales by better matching offers to customer segments.

•Online revenue is up 2,500%
•Conversion to sale by ~1,700%
•65% higher email open and unique click rates

United MileagePlus is able to deliver automated personalized messages and offers to its frequent flyer members based on their flying preferences, types and personas.

- 30% drop in customer unsubscribing rates
- Automated personalized campaign creation decreased from weeks to hours
- Optimized loyalty and profitability through increased customer satisfaction

© 2012 International Business Machines Corporation

Social and Health Public Safety Government and Agency Administration Urban Planning Environmental Energy and Water Transportation Education Chief of Police Mayor Chief of Transportation Chief Water/ Utilities Officer Head of Social Programs Chief of Operations Targeting new buyers: Smarter Cities

Driving higher value areas of the portfolio Smarter Planet is a collection of markets we’re making Serving new kinds of buyers Contributing $7B in revenue growth by 2015

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

[LOGO]

Smarter Cities Bruno Di Leo Senior Vice President, Sales and Distribution

Social and Health Public Safety Government and Agency Administration Urban Planning Environmental Energy and Water Transportation Education Industries Clients Mayor Chief of Police Chief of Transportation Chief of Operations Head of Social Programs Chief Water / Utilities Officer Chief of Police Smarter Cities: Delivering improved citizen services Leveraging information to make better decisions Solutions Anticipating problems to resolve them proactively Coordinating resources to operate effectively

Energy Government Healthcare Public Safety Prioritized Industries Transportation Water Smarter Cities solutions portfolio is expanding Operations Insight Law Enforcement and Public Safety Building Management Planning and Management Infrastructure Human Transportation Management Water Management Utility Network Management Asset Management Social Program Management Educational Outcomes Citizen Health and Safety Solutions

Government and Agency Administration Environmental Social and Health Transportation Energy and Water Education Public Safety Urban Planning ** Source IBM analysis and McKinsey Global Institute, March 2011 Major Markets: ~ 1900 38 of top 50 cities 78% of fastest growing cities Growth Markets: ~ 500 38 of top 50 cities 62% of fastest growing cities Key Smarter Cities projects – 2011

Smarter Cities engagements Renewable Energy Elektrizitätswerke des Kantons Zürich (EKZ) Shifts up to 50% of electric vehicle charging time to low peak hours Increases owner control over a vehicles’ carbon footprint, while reducing operating costs Intelligent Transportation Generates key system insights by uncovering subtle correlations Achieved a 99% improvement in short-term needs analysis Companhia Paulista de Trens Metropolitanos (CPTM) Intelligent Operations Center Provides real time data into all stadium operations Ability to predict and adjust, and deliver improved fan experience Miami’s Sun Life Stadium

IBM **Investor** Briefing

# Smarter Cities: Where we are heading

| | | | |
|---|---|---|---|
|  | **Large transformational solutions** | ▪ $10M - $50M+ average value<br>▪ Services led, with cross-IBM support<br>▪ High-impact functional improvements | ▪ EKZ - Zurich, SUI<br>▪ WorkCoverSA, AUS<br>▪ Transport for London, GBR |
|  | **Midsize repeatable solutions** | ▪ $1M - $5M average value<br>▪ Applies assets from similar engagements<br>▪ Advanced capabilities through services | ▪ Zhenjiang, PRC<br>▪ MVV Energie AG, GER<br>▪ Bucheon City, ROK |
|  | **Scalable solutions** | ▪ $50K – $250K average value<br>▪ Software-based offerings<br>▪ Rapid deployment and time to value | ▪ Miami Sun Life Stadium, USA<br>▪ Geneva Cantonal Police, SUI<br>▪ City of Lancaster, USA |

**Flexible Deployment Options**
**Cloud, SaaS, Shared Services and On Premise**

© 2012 International Business Machines Corporation

Growth Markets Bruno Di Leo Senior Vice President, Sales and Distribution D.C. Chien General Manager, Greater China Takreem El-Tahomy General Manager, Middle East and Africa

2015 Roadmap Objectives 2010–2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets growth > 8 points Approach 30% of IBM geographic revenue Drive margin expansion Country / Market Selection Industry Leadership IT Infrastructure Development Market Expansion 2011 Performance Revenue grew +11% @ CC Gained market share, nearly 40 countries grew double digits Outpaced Major Markets by 10 points 22% of IBM geographic revenue 47% of IBM gross profit growth IBM Growth Markets performance in 2011

IBM **Investor** Briefing

Market Expansion

# 2000-2011: IBM branch openings


Branch Office Acceleration
Branch Office Plan
2010
2011
2012
2013
2014
2015



**92 new branches in 2011**
31 face-to-face 61 virtual

## 31 face-to-face branches

Balikpappan, Ind.
Kuantan, Malaysia
Kuching, Malaysia
Davao, Philippines
Chonburi, Thailand
Izmir, Turkey
Dneptopetrovsk, Ukr.
Dalian, China
Gui Yang, China
Hu He Hao Te, China
Coimbatore, India
Guwahati, India
Indor, India
Ludhiana, India
Nagpur, India
Raipur, India
Trivandrum, India
Vizag, India
Rosario, Argentina
Aracaju, Brazil
Bauru, Brazil
Cuiaba, Brazil
Manaus, Brazil
Passa Fundo, Brazil
Puebla, Mexico
Querétaro, Mexico
Tijuana, Mexico
Toluca, Mexico
Luanda, Angola
Dakar, Senegal
Dar es Salaam, Tanz.

© 2012 International Business Machines Corporation

IBM **Investor** Briefing IBM

# Market Expansion — 2012-2015: IBM branch acceleration


Branch Office Acceleration
Branch Office Plan
2010
2011
2012
2013
2014
2015



**Acceleration**

- Faster launches
- Wider footprint
- Deeper capabilities

**76 new branches in Q1 2012**
33 face-to-face, 43 virtual

**33 face-to-face branches**

| | |
|---|---|
| Bandung, Indonesia | Kanpur, India |
| Ipoh, Malaysia | Nasik, India |
| Malacca, Malaysia | Patna, India |
| Wroclaw, Poland | Ranchi, India |
| Ufa, Russia | Surat, India |
| Kabharovsk, Russia | Dong Nai, Vietnam |
| Voronezh, Russia | Changwon, Korea |
| Dong Guan, China | Cheonan/Asan, Korea |
| Hai Kou, China | GyeongGi, Korea |
| Jia Xing, China | Incheon, Korea |
| Luo Yang, China | Jeju, Korea |
| Mian Yang, China | Jeonju, Korea |
| Wen Zhou, China | Brasilia, Brazil |
| Yin Chuan, China | Sao Luis, Brazil |
| Xu Zhou, China | Vale do Paraiba, Brazil |
| Goa, India | Doha, Qatar |
| Jamshedpur, India | |

© 2012 International Business Machines Corporation

Porto Alegre, Brazil 14 April 2011 Makassar, Indonesia Dnipropetrovsk, Ukraine Wroclaw, Poland Dalian, China Vizag, India Querétaro, Mexico Luanda, Angola Doha, Qatar Dakar, Senegal Market Expansion 2012-2015: IBM branch acceleration

IT infrastructure in support of economic growth IT Infrastructure Development Market share source: IBM MI assessment based on IDC and Gartner data Office productivity Intelligent infrastructure Automate operations Smarter Computing Technology services Cloud computing Mobile business Smart Retail Business Analytics E-commerce IBM in Growth Markets #1 High-end Systems UNIX Servers #1 Services #1 Software Served IT

Industry Leadership Why IBM Industry solutions & best practice Market access Technology leadership & global skills IBM worldwide R&D Drive transformation and growth - Natural Resources EBX: operates in Brazil, Chile, Colombia 5 companies focused on oil and gas, energy, logistics, mining, and offshore services and equipment Investing estimated $15.5B between 2011 and 2012 World-class partner to build and manage industry solutions

2015 Roadmap Objectives 2010 – 2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets revenue growth > 8 points Approach 30% of IBM geographic revenue Drive margin expansion Greater China Africa IBM Growth Markets delivering on commitments Country / Market Selection Industry Leadership IT Infrastructure Development Market Expansion

Source: IBM Market Intelligence IBM China outperforming the market CAGR 2007 - 2011 China GDP 9% IT Market 15% IBM 17% IBM China Revenue Growth © 2012 International Business Machines Corporation

Guangzhou Harbin Chengdu Urumqi Fuzhou Chongqing Changsha Xian Kunming Hangzhou Jinan Tianjin Nanning Nanchang Zhengzhou Hefei Taiyuan Suzhou Shenyang Wuhan Nanjing Xiamen Changchun Beijing Qingdao Shijiazhuang Hohhot IBM China investing to serve a growing market IBM China Branches 2004 2011 2012 13 31 82 DongGuan Guiyang Haikou Jiaxing Luoyang Lhasa Wenzhou Xuzhou Yinchuan 2 Research Labs 4 Software Development Labs 3 Systems & Technology Labs 6 Innovation Centers 5 Global Delivery Centers Software & Hardware Lab Global Delivery Center Innovation Center Research Lab Shenzhen Wuxi Dalian Shanghai Ningbo Tangshan Liuzhou MianYang Xining Karamay Yantai Foshan Lanzhou © 2012 International Business Machines Corporation

China’s economic development IBM is uniquely positioned to support China’s 12th 5-year plan IBM’s uniqueness Urbanization Industry Transformation Emerging Industries Market coverage and expansion Partner to innovation Scale services to transform clients

Deeper Extend coverage to over 50% of China’s cities Acquire 1000+ new clients Expand IBM brand to remote locations Grow business partner ecosystem to 2500+ 13 Smart Planet references 2011, target 20 in 2012 6 Intelligent Operations Center wins 2011, target 20 in 2012 Improved Software – Services mix 10 points 2007 - 2011 Accelerate branch openings from 31 – 82 in 2012 20% workforce growth 2012 Increase local university internships, hiring Faster on-boarding, training Wider Accelerating China market expansion Faster

High value business transformation in China Urbanization Industry Transformation Emerging Industries Smarter Cities Business Analytics Cloud IBM unique capabilities Smarter Commerce

IBM is becoming an essential company in China IT is a critical enabler in China’s development Leverage geographic reach to lead business transformation Be innovation partner for China’s smarter growth

GDP 2015 $2.5T growth > 10% for several countries South Africa 19% of Africa Growing middle class By 2015 87M households in middle income group Critical mass in cities 52 cities of over 1M people (more than Europe) Largest working age population By 2040 to exceed 1.1B (> China or India) Large companies More than 75 companies with revenue over $3B Foreign direct investment 2010 $554B 16.1% CAGR 2002-2009 (India $198B) Africa: a long-term growth opportunity for IBM

Market Expansion Building momentum in Africa - branches IBM Africa 2009 Egypt Morocco South Africa Tunisia Morocco Tunisia South Africa Egypt Dubai Middle East & Africa HQ

Market Expansion Building momentum in Africa - branches Mauritius Morocco Niger Nigeria Senegal Seychelles Sierra Leone South Africa Tanzania Tunisia Uganda Zambia Algeria Angola Burkina Faso Chad Congo DRC Egypt Gabon Ghana Kenya Madagascar Malawi IBM Africa 2012 Cloud Computing Center Software & Hardware Lab Global Delivery Center Innovation Center Regional GM Office Egypt Algeria Senegal Morocco Tunisia Niger Chad Nigeria Sierra Leone South Africa Dep Rep Congo Gabon Ghana Angola Congo Uganda Kenya Madagascar Mauritius Malawi Seychelles Zambia Tanzania Burkina Faso Dubai Middle East & Africa HQ

IT Infrastructure Development Building momentum in Africa - infrastructure Air Mauritius Business Intelligence Senegal Ports Authority Real-Time Customs Information Tanzania Microfinancing Bank IT Development Cameroon Finance Ministry Modernize payroll processes Morocco Disaster Recovery for Core Banking Egypt TE Data Core network upgrade IBM in Africa #1 High-end Systems UNIX Servers #1 Software Served IT Market share source: IBM MI assessment based on IDC and Gartner data

South Africa Insurance Fraud Detection Industry Leadership Building momentum in Africa - industry Ethiopia Banking Modernization Kenya Refineries Asset Management Smarter Cities Nairobi Kenya Banking Innovation Nigeria Banking Transformation Bharti-Airtel 16 Countries Namibia FNB Localize Core Banking Systems

IBM is becoming an essential company in Africa Leverage broader IBM solutions and capabilities Build and develop local talent and agile organization model Develop innovation and IT skills on the continent Dar es Salaam, Tanzania, June 2011 IBM is back in Angola, Sept 2011 Dakar, Senegal, May 2011

Brazil Argentina Mexico South Africa Australia Romania Poland Hungary Egypt Czech Republic Slovakia Turkey Morocco Russia China South Korea Philippines Vietnam Malaysia Singapore India UAE Cloud Computing Center Software & Hardware Lab Shared Services Research Lab Global Delivery Center Innovation Center Rail Telecoms Health Energy Finance Retail Natural Resources Government New in 2011 13 Countries & 92 branches 3 Centers of Excellence Cloud - Singapore Natural Resources - Russia Retail - Mexico 2 Global Delivery Centers Argentina, Costa Rica IBM differentiation through investments

2015 Roadmap 2010–2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets growth > 8 points Approach 30% of IBM geographic revenue Drive margin expansion Country / Market Selection Industry Leadership IT Infrastructure Development Market Expansion IBM Growth Markets

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

[LOGO]

Integrated Systems Steve Mills Senior Vice President and Group Executive, Software and Systems

IBM Investor Briefing
IBM

# Total Software and Systems


IBM Systems Model
Pre-Tax Income
Systems
$1.5B
Software
$9.5B
2010-2015
Model
Hardware
6-8% CGR
Software
12-15% CGR
Systems
~$2B
Software
~$17B
2010
2015e

**On track to deliver 2015 roadmap objective through continued investment in high-growth areas**

- Software contributes half of IBM's segment PTI
- Smarter Computing that fundamentally changes the economics of IT
- Applying analytics to Big Data, Security and Smarter Commerce
- Combining transformational technologies to drive optimized outcomes

**Proven track record of performance**

- ✓ Maintain revenue leadership in servers and middleware[1]
- ✓ Strategic acquisitions
- ✓ Operating leverage
- ✓ Return on invested capital

[1] Gartner, February 2012

© 2012 International Business Machines Corporation

 Software is well positioned to reach its 2015 roadmap objective through continued organic and inorganic investment in new markets 2010 © 2012 International Business Machines Corporation 2015e IBM Software Pre-Tax Income Software 2015 Roadmap Objective Software to deliver ~$17B and half of IBM’s segment PTI by 2015 Base revenue growth Strategic acquisitions Operating leverage Announced 25 acquisitions since 2010 Capturing new market opportunity through growth initiatives such as Smarter Analytics and Big Data $9.5B ~$17B 2010-2015 Model 12-15% CGR

IBM **Investor** Briefing IBM

# Hardware will deliver PTI growth by share gains and continued value capture through systems differentiation, integration and open choice

## IBM Systems Pre-Tax Income


~$2B
$1.5B
2010-2015
Model
6-8% CGR
2010
2015e

## Hardware 2015 Roadmap Objective

- Capture new growth opportunities with PureSystems
- Drive Systems leadership initiatives
- Deliver double-digit growth in Growth Markets, Cloud, BAO and Smarter Planet
- Execute Go-To-Market strategy aligned with new offerings and routes

© 2012 International Business Machines Corporation

Key Investments & Shifts Systems Software Middleware Software Solutions Design Matters in the New Era of Computing Transforming Computing Making & Leading New Markets Expert Integrated Systems Optimized Workloads Smarter Analytics Growth Markets Big Data Analytics Smarter Commerce Cloud Cloud Smarter Cities Analytics Security Intelligence Social Business Cognitive Computing Mobile Enterprise Watson Solutions © 2012 International Business Machines Corporation

Optimize Workloads Volume, Velocity and Variety of Information Drives the Requirements of Diverse Workloads Workload Optimized Best in Class Performance Better Automation / Lower Cost Workload Attributes System Requirements Optimal System Design 1. Drive 2. Impact 3. Optimize © 2012 International Business Machines Corporation

IBM Investor Briefing IBM

# IBM Workload Optimized Systems


zEnterprise

IBM System z


Power7 Family

IBM Power Systems


PureFlex
PureApplication

IBM PureSystems


WebSphere DataPower Family
Netezza
WebSphere CloudBurst

Appliances

← Optimized from the Silicon to the Software →

© 2012 International Business Machines Corporation

Infrastructure System: Expert at sensing and anticipating resource needs to optimize infrastructure Platform System: Expert at optimally deploying and running applications for rapid time-to-value IBM PureSystems Family Over $2B in R&D and acquisitions; millions of development hours © 2012 International Business Machines Corporation

Design Matters in the New Era of Computing Rod Adkins Senior Vice President, Systems and Technology Group

Providing broadest differentiated portfolio Continuing to invest in innovation Delivering Expert Integrated Systems for improved economics Systems & Technology Growth from share gains and margin expansion © 2012 International Business Machines Corporation

IBM Investor Briefing

IBM

# Systems & Technology continues to invest in innovation for growth

**Delivering greater client value through systems differentiation, integration and open choice**

## Research



- Next generation core technologies
  - Processor design
  - Packaging and scaling
  - Differentiated software
- Systems architecture innovation
- New implementation techniques
  - Workload optimization
  - Massive scale Analytics
  - Cloud-based security

## Technology



- Integrated device and process technology innovation
- Differentiated processors and "system-on-a-chip" products for IBM Systems
- Process technology and design services to OEM clients

## Systems



- Integration and optimization of broadest systems portfolio
- Smarter Computing solutions for growth opportunities:
  - Growth Markets
  - Big Data Analytics
  - Cloud
  - Smarter Planet
- Extensive global delivery team; 44 labs in 22 countries

## Supply Chain



- Manages $35B IBM spend; $20B client spend
- Enables Smarter Commerce for tens of thousands of Suppliers, Business Partners and Clients in 100+ countries
- 27 active analytics projects improving operational efficiency and cash management

**~$3B annual investment in R&D; plus 7 acquisitions over last five years**
**2X patents vs. either HP, Oracle, Cisco or EMC**

The industry’s broadest systems portfolio... meeting the diverse needs of enterprise clients System z System x PureSystems Superior system management & lifecycle cost Industry standard extended through innovation Integrated with built-in expert patterns Appliances Single purpose for most simplicity Power Systems Unmatched performance & optimization Systems Storage Leading data efficiency & protection © 2012 International Business Machines Corporation

Systems design matters... System z Power Systems Multi-architecture, real-time analytics and built-in security #1 revenue share in >$250K servers New clients: 121 since z196 launch, with 43 in Growth Markets 2012: Plan for 150% capacity increase Portfolio breadth, complex analytics (Watson) and secure virtualization for private clouds #1 Unix revenue share, with 16 consecutive quarters of share gains Competitive displacements: Over 2,400 for over $2.2B, since 1Q10 2012: Plan for 140% performance increase... overall server share leader According to IDC 4Q11 Server Tracker for $250K+ servers (Feb12) According to IDC 4Q11 Server Tracker for Unix servers, and IBM 1Q12 earnings statement based on IBM internal estimate

Integration by Design A complete system that is cloud-ready, more secure and designed from the start to work together Simplified Experience Management integration and choice at every step, to make IT easier Built-in Expertise Infrastructure patterns and self-optimizing technology for lower cost, based on the experience of managing tens of thousands of data centers IBM PureFlex: Expert integrated infrastructure system © 2012 International Business Machines Corporation

IBM Investor Briefing

# IBM PureFlex improves the economics of IT with flexible design and open choice

## Built-in Expertise

- Infrastructure patterns
  - Networking
  - Data placement
  - Security
- Virtualization expertise

- Up to 2X improvement in system utilization
- Up to 70% fewer cores for reduced software licensing
- Smart data placement for up to 2X+ increased performance of apps

## Integration by Design

- 'Scale in' design
- Integrated Cloud technology
- Future technology upgradeability

- Up to 75% lower systems costs over 3 years
- From potentially days to as little as minutes for workload deployments
- Potential pay-back in as little as 9 months

## Simplified Experience

- Single pane of glass management
- Open Choice: Architectures, OS, Hypervisors, Storage, Networking
- Tens of thousands of applications, 100+ ISVs optimized

- Preconfigured and tested for up to 70% faster setup time
- Up to 98% time savings in storage provisioning
- Zero security setup time to help achieve enterprise risk reduction

© 2012 International Business Machines Corporation

*Estimated Results. Results will vary depending on customer environment.*

Delivers economic benefit, efficiency through ecosystem of optimized ISV applications Built-in Expertise Integration by Design Simplified Experience 3 weeks to 15 minutes server provisioning time improvement 6X faster speed of deployment and 60% greater VM density 18% greater throughput with 20% reduced CPU utilization Installation to deployment reduced from 10 hours to 30 minutes 10X VM throughput and 2X application performance 80% improvement in application deployment time The SAP logo is a trademark or registered trademark of SAP AG in Germany and several other countries and is reproduced with the permission of SAP AG.

Design Matters The anatomy of the IBM PureFlex System What’s inside?

Start small & grow Up to 4 chassis per rack and up to 4 racks Design Matters Integrated infrastructure designed for future generations of technology Single system for compute, storage and scale-in networking Hardware, firmware, hypervisors based on ‘clean slate’ design, with zero setup time for security

Design Matters Integrated compute nodes designed for openness and flexibility Support for multiple architectures POWER7 or x86 4 operating systems 4 hypervisors Shared resources across POWER7 and x86 applications Supports tens of thousands of applications

Design Matters Integrated storage designed with built-in data placement patterns 1/10 Gbps iSCSI 8Gbps Fibre Channel Smart data placement across ‘Flash’ to HDDs Up to 98% time savings in storage provisioning Connect to and virtualize existing storage IBM’s or competitor’s Estimated Results. Results will vary depending on customer environment.

Design Matters Integrated ‘scale-in’ networking designed for virtualization usage patterns and superior cloud performance Built-in, high-bandwidth systems networking Up to 50% latency improvement for faster application performance IBM Confidential to April 11, 2012 Ethernet 40Gb uplinks 10Gb, 1Gb FCoE Fibre Channel 16Gb, 8Gb Infiniband QDR, FDR Aggregation Layer Access Layer Layer 2 SAN Core Layer Wide Area Network >75% <25% Estimated Results. Results will vary depending on customer environment.

Design Matters Integrated management designed for simplified experience across all physical and virtual resources Wizards for complete lifecycle management Up to 70% faster setup time Single management console for all resources Up to 50% improvement in administrator productivity Estimated Results. Results will vary depending on customer environment. Flex System Manager

Design Matters Integrated provisioning patterns designed for efficient cloud deployments Automatic and dynamic resource pool optimization Up to 2X application density in same floor space Consolidation of workloads without migration Estimated Results. Results will vary depending on customer environment. System Pools / Cloud Compute Network Storage

Design Matters Integrated, scalable system with a single point of management Keep growing Up to 4 racks, interconnected Architected up to: 896 cores 43 TB memory 480 TB storage 26M IOPs 1792 cores 86 TB memory 960 TB storage 52M IOPs 2688 cores 129 TB memory 1440 TB storage 78M IOPs 3584 cores 172 TB memory 1920 TB storage 104M IOPs Estimated Results. Results will vary depending on customer environment.

Flexibility and open choice Multiple architectures, operating systems, hypervisors Thousands of ISV applications, with 100+ optimized Patterns of expertise Smart data placement across all virtualized storage Integrated networking and built-in security Improved economics Integrated and simplified management across all resources Cloud ready and upgradable to future technologies IBM PureFlex: Design Matters Expert at sensing and anticipating resource needs to optimize infrastructure

Providing broadest differentiated portfolio Continuing to invest in innovation Delivering Expert Integrated Systems for improved economics Systems & Technology Growth from share gains and margin expansion

Transforming Computing Robert LeBlanc Senior Vice President, Middleware Software

IBM Middleware Platforms Helping clients effectively manage infrastructure, applications & data Agile provisioning Elastic compute power Scalable storage resources Optimized Workloads & Cloud Device management and analytics Geo location information Business transactions Social business interactions Mobile Enterprise Security intelligence and compliance analytics Identity and access management Data protection Application security Infrastructure protection Security Intelligence Analyzing a variety of data at enormous volumes Insights on streaming data Large volume structured data analysis Big Data Analytics 1 Gartner Research Magic Quadrant reports mapped to IBM software capabilities as analyzed by IBM Market Insights IBM leads in more areas of software than any other vendor1

Integration by Design Resource and workload optimized with complete platform-as-a-service cloud capabilities built in Simplified Experience An open, integrated system enabling business model and ecosystem flexibility with a single pane of glass to manage the infrastructure and application platform Built-in Expertise Patterns of expertise built from decades of experience extend business value IBM PureApplication System The expert integrated platform system

IBM Investor Briefing

# IBM PureApplication System

## Optimizes the complete solution stack

### Built-in Expertise

- Pre-optimized for enterprise application workloads
- Application patterns allocate system resources for optimal performance, security and reliability
- Inherits PureFlex infrastructure

- Capture up to 80% of today's workloads
- Reduce time-to-provision from weeks to minutes

### Integration by Design

- Repeatable self-service provisioning
- Integrated and elastic application and data runtimes
- Application-aware workload management

- Deploy new applications 20-30 times faster
- Reduce required management time in half

### Simplified Experience

- Open ecosystem; easy to integrate and deploy JAVA, PHP, Ruby, etc…
- Innovative, single-point-of-platform management
- Single point of unified lifecycle management

- Reduce change management by more than 50%
- Reduce incident and capacity management by more than 50%

© 2012 International Business Machines Corporation

*Estimated Results. Results will vary depending on customer environment.*

Mobile Enterprise Platform Delivering comprehensive end-to-end mobile solutions for the enterprise Build mobile applications Connect to, and run mobile support systems Manage mobile devices and applications Secure my mobile business Extend capabilities to mobile Transform the business $36B in 2015 mobile enterprise opportunity2 IBM Endpoint Manager for Mobile Devices Social Collaboration, Commerce & Analytics 2 IDC Reports 4Q10 to September 2011

Big Data New possibilities for optimized outcomes and competitive differentiation 17 billion daily events such as phone calls, text messages and data surfing collected 50 updates/second collected from 1000 GPS-enabled buses 2.8 petabytes of public and private weather data analyzed Volume Velocity Variety Improves client experience Support 1300+ users with real-time reports Optimal placement of wind turbines Reduced modeling time by 97% Public transport optimization Monitor 1000 buses across 150 routes daily

IBM **Investor** Briefing

IBM

# IBM's Big Data Platform

## Integrated capabilities for analytics applications


Big Data
Web Apps
(WebSphere)
http://www
Transactions
(CICS)

**$17B in 2015**
**Big Data opportunity**[3]

**The Big Data Platform requires capabilities beyond Hadoop…**

- Scalable Stream Analytics
- Governance & Integration
- Visualization & Discovery

**IBM Big Data Investments**

- 200+ clients engaged across range of industries
- 300+ data scientists, mathematicians & engineers
- Worldwide team of Big Data sales "black belts"
- $16B+ invested in analytics acquisitions
- 15 industry and analytics accelerators

© 2012 International Business Machines Corporation

[3] *Worldwide Big Data Technology and Services 2012–2015 Forecast, IDC, March 2012*

IBM Security Systems Domains IBM Security Systems Division Analyst recognition in every domain Leader in 5 of 7 Gartner Magic Quadrants Leader in 2 Gartner Market Scopes Leadership in 2 of 3 Forrester Waves IDC rank as 1st, 2nd or 3rd in all domains Large vulnerability database 6K+ engineers and consultants, 600+ sellers Award-winning X-Force® research IBM Security Momentum Security Intelligence, Analytics, and GRC* Infrastructure Applications Data People Security Intelligence Platform Applying Big Data capabilities and gaining momentum in the market *Governance, risk and compliance $42B in 2015 security software opportunity4 4 Worldwide IT Security Products 2011-2015 Forecast and 2010 Vendor Shares, IDC, Dec 2011

IBM Security Demonstration Key Takeaways Billions of events cross an organization’s network each day, making security a big data challenge IBM is applying a robust security platform, including analytics, to find the actionable incidents in that sea of data and help protect in real-time IBM Security Intelligence Platform: Integrates the breadth and depth of IBM’s threat research Analyzes data to reduce massive numbers of events and uncover real threats that the security team needs to investigate Monitors network traffic sources and destinations in real-time to help identify anomalies and identify users Models network activity to help predict risks and isolate security threats A big data challenge:

IBM Middleware Platforms Unparalleled capabilities to transform computing in high-growth areas Expert integrated systems with built-in expertise that are integrated by design and are simple to deploy and manage Mobile, big data and security platforms for the new era of computing Significant investment in analytics to optimize client outcomes differentiates IBM Middleware platforms Optimized Workloads & Cloud Mobile Enterprise Big Data Analytics Security Intelligence High-growth areas: Delivering market-leading capabilities:

Making and Leading New Markets Michael Rhodin Senior Vice President, Software Solutions

Organizations Face Complex New Challenges Helping solve clients’ business and IT needs by industry and role Supply Chain CSCO HR CHRO Marketing CMO Finance CFO Executive CEO Technology CIO of CFOs see a need to improve data integration and risk management.1 45% of CMOs see a need to invest in technology to manage new content.2 73% 1 IBM Chief Financial Officer Study 2010; 2 IBM Chief Marketing Officer Study 2011

We are weaving intelligence into the fabric of organizational processes to help clients build smarter businesses Human Resources Customer Service Sales Marketing Finance Logistics Technology & Product Development

Making New Markets, Reaching New Buyers We are applying information technology to new domains and markets Watson Solutions Smarter Commerce Smarter Analytics Smarter Cities The opportunity is growing: Organizational leaders want integrated solutions to meet industry-specific challenges...delivered on premise or via the cloud. Social Business

Capturing the Total IBM Business Analytics Opportunity A broad, deep set of analytics offerings integrated by design An enterprise-class big data platform that supports an end-to-end information management foundation Integrated decision management capabilities that embed predictive analytics directly into organizational processes Market-leading analytics services with almost 9,000 consultants, 8 solution centers and expertise from thousands of client engagements IBM business grows to more than $16B by 2015 Unmatched research investment combined with the world’s largest private math department produced 500+ analytics patents in 2011

Smarter Analytics Analytics has evolved from business initiative to business imperative from solutions that get smarter with each outcome through analytics for breakaway results with confidence at the point of impact see, predict and shape business outcomes your organization around information Align Anticipate Act Transform Learn Delivers deep capabilities in Business Intelligence; Financial Performance Management; Predictive Analytics; Governance, Risk and Compliance Launched new Signature Solutions for Customer Interaction, CFO Performance and Claims Fraud Management based on thousands of analytics client engagements Extends IBM’s leadership via organic and inorganic investments in new capabilities

Smarter Analytics Analytics has evolved from business initiative to business imperative $234 billion you could improve operational productivity and drive a fully integrated planning cycle by consolidating and aligning company data? What if Del Monte did. Achieved $100 million in productivity savings and optimized transportation to reduce mileage by 40 million miles 3 IBM Market Insights 1H 2012 $16 billion More than $16B in acquisitions to build the industry's most comprehensive analytics portfolio 20,000 Unmatched experience gained from 20,000 client engagements 9,000 Supported by almost 9,000 consultants, 10,000 technical professionals and 500+ patents 27,000 Working with 27,000 partners and 5,000 universities to develop skills in total IT opportunity by 20153 $76 billion in software opportunity by 20153

Smarter Commerce A smarter approach to the processes of buy, market, sell and service Buy Market Sell Service Chief Procurement Officer VP of Customer Loyalty Chief Marketing Officer VP of Commerce, Stores & Operations Maximizes client opportunities by targeting new buyers at each stage of the commerce cycle Integrates IBM capabilities across Analytics, B2B Integration, Supply Chain, Source-to-Pay, Enterprise Marketing Management, Pricing, Cross-Channel Selling, Order Management, Delivery and Support Complements organic portfolio with $3B invested since 2010 in new acquisitions Commerce

$31 billion in software opportunity by 20154 you could better understand your customers’ online buying behaviors to increase sales per unique visitor? What if Petco did. Delivered a personalized experience that increased click-through rates by 5x and sales per visitor by 41% 4 IBM Market Insights 1H 2012; 5 Gartner Magic Quadrant for E-Commerce 2011 2,000+ More than 2,000 of the world’s top brands rely on IBM to improve commerce insight and execution 100% Every top 10 global bank, as well as 11 of the top 15 internet retailers, uses IBM Smarter Commerce 1,000+ Dedicated GBS practice with 1,000+ consultants, the industry’s largest such practice #1 IBM was named the leader in eCommerce in the Gartner Magic Quadrant in 20115 Smarter Commerce A smarter approach to the processes of buy, market, sell and service

Social Business A smarter approach to the people-centric processes of an organization Social Networking Social Analytics Social Content Social Process & Information Management, Lifecycle & Governance Customer Care & Insight Product & Service Innovation Workforce Optimization IBM’s leading social technologies help clients share knowledge, analyze interactions, and deliver actionable insights Integrates IBM capabilities across mobility, big data, analytics consulting, content and process management with embedded security and compliance capabilities IBM SmartCloud for Social Business supports a full range of devices with one-click access to social networking, virtual meetings, email, calendaring and instant messaging inside and outside the organization

$44 billion in software opportunity by 20156 you could leverage social technologies to help tens of thousands of employees collaborate and share expertise? What if TD Bank Group did. Connected 85,000 employees across 2,000+ points of presence in the United States and Canada 6 IBM Market Insights 1H 2012; 7 IDC Worldwide Social Platform Vendor Shares 2010 and 2011 #1 IDC named IBM #1 in Worldwide Social Platforms for consecutive years 7 80% Eight of the top 10 retailers and banks use IBM social business software 400,000+ 400K+ IBMers use the company’s social platform to connect and collaborate 33% More than one-third of the Fortune 100 use IBM social business software Social Business A smarter approach to the people-centric processes of an organization

Watson and Next Generation Analytics Combining transformational technologies to drive optimized outcomes Generates & Evaluates Hypothesis Processes Natural Language Adapts & Learns IBM Watson

Putting Watson to Work in Healthcare The first commercial application of Watson Solutions First-of-a-kind deployment for IBM Watson in healthcare Enables improved patient care and treatment with up-to-date, evidence-based diagnosis Analyzes and processes vast amounts of information based on unique patient symptoms Identifies diagnosis and treatment options for doctors with associated confidence levels Solution focus: IBM Watson Wellpoint is working to do it. a doctor could cross-reference empirical medical research with unique patient factors to help drive more accurate diagnosis? What if...

IBM **Investor** Briefing

IBM

# Winning with Clients in a New Era of Computing

## We are helping clients weave intelligence into everything they do


Embedded Intelligence
Industry-aligned Solutions
Smarter Analytics
Smarter Commerce
Social Business
Smarter Cities
Watson Solutions
Market-leading Middleware
Workload Optimized Systems
Mobile Platform
Big Data Platform
Security Platform
Expert Integrated Systems
System z
Power Systems
System x
Systems Storage
PureSystems

- Building new capabilities to capture, lead new markets and appeal to new types of IT decision makers
- Infusing analytics and intelligence across IBM's entire portfolio as the key differentiating ingredient
- Driving client value through expert integrated systems, end-to-end middleware platforms and industry-aligned solutions

**We are on track to deliver IBM's 2015 Roadmap**

© 2012 International Business Machines Corporation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012. © 2012 International Business Machines Corporation

[LOGO]

Mike Daniels Senior Vice President and Group Executive, Services Making Markets Through Services

IBM Investor Briefing
IBM

# IBM Services is poised to attain its 2015 Roadmap objectives with higher-value offerings and higher-growth markets

**IBM Services Pre-Tax Income**
Long-term growth model of 8-10%


~$12B
$8.0B
GTS
$5.5B
GBS
$2.5B
GTS
~$8B
GBS
~$4B
2010
2015e

**Providing client value through global reach, skills and technology-infused capabilities**

- Services positioned for revenue growth through Smarter Planet, Business Analytics and Cloud
- Growth Markets drive ~50% of services revenue growth through 2015 and account for 25% of Services revenue in 2015
- Delivery automation and productivity through IBM Research, along with enterprise productivity, expands margins and reduces cost
- Significant opportunity for margin expansion through complex transformational deals

© 2012 International Business Machines Corporation

IBM Investor Briefing

# Services performance in 2011 set the foundation for continued revenue growth and margin expansion through 2015

**IBM Services Pre-Tax Income**

Long-term growth model of 8-10%


$8.0B
$9.3B
+15%
~$12B
GTS
$5.5B
GBS
$2.5B
GTS
$6.3B
GBS
$3.0B
GTS
~$8B
GBS
~$4B
2010
2011
2015e

**Services 2011 Full-Year Performance Highlights**

- Revenue grew over 2%, led by strength in the Growth Markets: +11% @cc, > 10 points faster than Major Markets
  - Growth Markets Backlog +8% @cc
  - Transactional Backlog +7% @cc
- Revenue from backlog up 3% for 2012
- Improved Gross Profit margins by +0.6 points and expanded margins in all lines of business
  - Growth Markets margins ~2 points higher than major markets
- PTI grew 15%
- Services plays in Growth Markets, Cloud, Smarter Planet and Business Analytics

© 2012 International Business Machines Corporation

 Growth Markets Infrastructure build-out and industry leadership Helping clients scale to meet growth objectives Revenue up double digits in all lines of business Backlog +8% @ cc Gross Margin 2 points higher than Major Markets Leveraging global footprint, faster time to market and outcome-based projects 2011 Revenue – Geographic Mix 2011 Revenue – By Category Transactional Backlog +7% @ cc -- growing with shift to higher-value offerings – duration of 2+ years Business Analytics, Smarter Planet, Cloud Strategic Outsourcing – Major Markets Existing account growth New technologies and cost efficiencies Benefiting from global delivery, research and cloud Growth Markets revenue will grow to 25% of Services by 2015 Growth Markets backlog is 18% of total, up 4 points since 2009 Transactional: 40% of Services revenue 23% of Services backlog Outsourcing: Strategic outsourcing: 35% of Services revenue < 30% in Major Markets Services reflects the transition to growth markets and higher-value offerings Major Markets Growth Markets Outsourcing Maintenance Transactional 80% 20% 12% 47% 40%

Bridget van Kralingen Senior Vice President, Global Business Services Making Markets Through Services: Global Business Services

Global Business Services: Pre-Tax Income Long-term growth model of 8-10% Skills and capabilities align with IBM strategy to capture high-growth markets Standard, scalable intellectual property drives margin expansion and client value Margin growth is sustainable on multiple dimensions: operational excellence, enterprise productivity, optimized delivery ~$4B +18% YtY $3.0B $2.5B IBM Global Business Services (GBS) is well positioned to achieve $4B of profit in 2015 2010 2011 2015e

Aligning skills and capabilities with high-growth segments IBM growth initiatives represent 60 percent of GBS growth to 2015 Smarter Planet +22% Cloud + >200% Growth Markets +17% Business Analytics +19% Aligning 1000 Strategy and Transformation consultants to growth initiatives Experience from 20,000 business analytics engagements Nearly 9,000 analytics consulting specialists; analytics skills throughout consulting and AMS More than 1500 consultants dedicated to Smarter Commerce $40M 2012 investment in skills and education -- smarter commerce, mobility, social business, security Partner and associate partner capacity in growth markets up double digits since 2010 Trained 5500 Cloud specialists; 25,000 LEAN practitioners IBM Research embedded in new analytics solutions for Fraud, CFO Operations and Customer Insight Standard code-based solutions accelerate growth market expansion: Saudi Ministry of Health, Korean Airlines, National Commercial Bank Four growth initiative revenue growth rates are full year 2011

Simplify And Run Digitization of the Front Office The CXO Agenda Global Smarter Commerce Transformation C-suite priorities drive multiple new market categories Improve With Insight Strategy, Organization Change, Governance Industry Insight, Analytics, Business Process Management Risk and Compliance Social Business Security Mobility Cloud Applications Management Services Outsourcing Information Governance Security/Privacy

Share of Total Revenue: ~35% Share of Total Revenue: >50% Intellectual Property-Enabled Revenue Custom Consulting System Integration Application Outsourcing Intellectual Property Insight Marketing Promotion and Loyalty Shipping Container Management CFO Performance Dashboard Biometric Identification Digital Health Care Records Merger and Acquisition Accelerator Next-Generation Fraud Prevention Advanced Customer Insight Portfolio shifts to scalable intellectual property-based revenue Standardization drives margin, quality, predictable outcomes; shifts the relationship between revenue and labor

Multiple dimensions drive sustainable margin expansion High Value Offerings Predictive analytics from IBM Research applied to 30K projects in 2011; combined with disciplined delivery drove average quality benefit of $50M over last 3 years Workforce analytics from IBM Research reduced attrition in targeted growth markets by 30% Global Delivery Center staff 10 points more productive Workforce in centers expands from half to two-thirds by 2015 Centers of Competence create leverage, value and productivity; 500 subject matter experts influenced >$4B in 2011 signings 500 Research patents specific to Services Research-developed Application Assembly Optimization: double-digit productivity and >$50M of savings across 750 projects Lean Sigma: >$100M benefit from 500 projects in 2011 Intellectual property-based solutions drive 2 points higher margin; represent half of 2015 revenue Standard IP accelerates ability to make new markets; drive client time to value Optimized Delivery Productivity Operational Excellence

Performance history on margin expansion matched by future potential Consistent margin expansion driven by focused execution on operational initiatives, with significant upside through 2015 Global Delivery 2011: less than half 2015 target: two-thirds of all resources Utilization & Delivery Excellence IBM Research developed tools to achieve higher resource utilization Improved contract profitability through the use of predictive analytics IP-Based Solutions 2011: less than 35% 2015 target: greater than 50% Enterprise Productivity Simplification, Integration, Innovation Cross-IBM initiatives benefit GBS 2006 2011 2015 Margin Expansion Revenue Growth $1.9B $3.0B ~$4B Margin Expansion Revenue Growth

Global Business Services Summary Established track record in capturing high-value market opportunities Shift to standard, scalable intellectual property content fuels client value, margin expansion Ongoing margin expansion is sustainable across multiple dimensions

Making Markets Through Services: Global Technology Services Erich Clementi Senior Vice President, Global Technology Services

IBM Investor Briefing

# IBM Global Technology Services (GTS) is well positioned to achieve $8B of profit in 2015


Global Technology Services Pre-Tax Income
Long-term growth model of 8-10%
~$8B
$6.3B
$5.5B
+14% YtY
2010
2011
2015e

**Accelerate Growth & Expand Margins**

IT complexity drives global demand for high-value solutions

- Growth Markets to be ~60% of GTS incremental revenue in 2015
- Major Markets opportunity driven by high-value solutions

Integrated delivery structure meets global demand

- Infuses IBM Research's intellectual property
- Creates foundation for the future of Services

Power of GTS delivery capabilities combined with cloud drives significant revenue & margin opportunity

- Making the market for enterprise cloud computing

© 2012 International Business Machines Corporation

IBM Investor Briefing

IBM

# IBM's key services differentiator is delivery & our investments are the foundation for future growth

GTS PTI + $2.1B

GTS PTI + $2B - $3B

~$8B PTI

**"Mega Deals" & Custom Engagements**

- Create Global Delivery group

2000-2006

**Standardize, Automate & Integrate**

- Expand delivery footprint
- Defect prevention program
- Linkage with IBM Research
- Delivery Technology & Engineering discipline

2007-2010

**Pre-Engineer & High-Value Innovation**

- Expand delivery footprint (~1/3 of GTS in global delivery centers; going to ~1/2)
- Investments in automation
- Expand linkage with IBM Research
- Pre-engineer processes from offering design, sales & delivery
- Outcome-based contracts
- Cloud architecture and delivery capabilities

2011-2015e

© 2012 International Business Machines Corporation

GTS addresses different shifts in client sourcing with high-value opportunities in growth & major markets Broader scope, cross-IBM opportunities Incorporating best practices & expertise from global experience Manage EBX IT systems & infrastructure to support rapid expansion. Establish joint go-to-market and Research programs for industry solutions & intellectual property focused on steel, ship building & energy distribution & consumption Client requirements Quick scale for growth Consolidate for growth Restructure for growth Provide access to new technologies & innovations to quickly respond to market changes Utilize global delivery and Research investments Help clients take advantage of newer technologies & cost efficiencies Major Markets Growth Markets 1. 2. 3.

Turn Information into Insights Drive Engagement through Social & Mobile Optimize Infrastructure Manage Risk, Security and Compliance GTS meets new client requirements with high-value services and a spectrum of delivery models Piloting managed services solution to help meet mobility initiatives on security & “bring your own device” Building India’s largest data center to address rapid growth of mobile consumers in emerging markets Managing a virtual disaster recovery environment for the Korean bank’s London operations Deploying business intelligence software within broader services contract to achieve new levels of value

IBM **Investor** Briefing

# Cloud is transforming IT and opening new opportunities for IBM, delivering ~$7B (~$3B incremental) in revenue by 2015

**IBM brings unique capabilities**

- Expertise across Services, Software, Hardware & Research
- Unified cloud platform with seamless integration across Private, Public & Hybrid

**Cloud delivers real value to clients**

- Labor, cost, time & energy savings
- Added value through integration & higher levels of service

**Cloud expands IBM's addressable market opportunity**

- Both "born on the cloud" & traditional IT to cloud transformations

**Cloud expands IBM's margin opportunity**

- Driving both infrastructure & labor savings with standardization & automation of delivery

## IBMSmartCloud

| Foundation | Services | Solutions |
| --- | --- | --- |
| **Private & Hybrid Clouds**<br>Cloud Enablement Technologies | **Managed Cloud Services**<br>Infrastructure and Platform as a Service | **Cloud Business Solutions**<br>Software and Business Process as a Service |

**Commitment to open standards and a broad ecosystem**

© 2012 International Business Machines Corporation

Foundation Cloud Enablement Technologies Services Infrastructure & Platform as a Service Solutions Software & Business Process as a Service IBM is leading the enterprise cloud market 4.5M daily client transaction through IBM’s public cloud ~4,000 successful cloud engagements in FY 2011 1M enterprise application users working on the IBM cloud 2.8X cloud revenue growth in 2011 $100B IBM analyzes more than $100B in commerce transactions a year in the cloud

[LOGO]

Cloud helps reduce growing server management and administration costs through automation & standardization Source: IDC Directions 2011: Game Changing Virtual Technology: Major Shifts and Innovations that will Forever Change your IT Business, March 2011. 20% 11% 69% 22% 12% 66% 33% 16% 51% 43% 11% 46% Power and cooling costs Server management and administration costs 63% 8% 29% 1996 2001 2006 2011 2013 $100 B $130 B $175 B $217 B New server spending $247 B est.

IBM cloud portfolio is built on Research, innovation and experience IBM SmartCloud allows clients to move to cloud with confidence...... with the convenience and ease-of-use you expect from cloud. Ehningen (EHN) Gold Microsoft Windows 2008 Server Resource/Resilient Cloud Database Zone Large Production 1 3 E-Commerce Project ECP - Express

Resulting in an outstanding depth of automation for enterprise ready-use IBM brings unique capabilities to cloud - based on its vast experience in enterprise services IBM SmartCloud delivers to clients both labor, cost, time & energy efficiencies as well as value added services for both ‘born on the cloud’ and ‘traditional IT’ workloads IBM SmartCloud is taking standardization, automation & innovation of delivery to new levels

[LOGO]

IBM Investor Briefing

IBM

# IBM Services Summary

**IBM Services Pre-Tax Income**
Long-term growth model of 8-10%


~$12B
$9.3B
+15%
$8.0B
GTS
$5.5B
GBS
$2.5B
GTS
$6.3B
GBS
$3.0B
GTS
~$8B
GBS
~$4B
2010
2011
2015e

**Providing client value through global reach, skills and technology-infused capabilities**

- Services positioned for revenue growth through Smarter Planet, Business Analytics and Cloud
- Growth Markets drive ~50% of Services revenue growth through 2015 and account for 25% of Services revenue in 2015
- Delivery automation and productivity through IBM Research, along with enterprise productivity, expands margins and reduces cost
- Significant opportunity for margin expansion through complex transformational deals

© 2012 International Business Machines Corporation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

[LOGO]

A New Era of Computing John Kelly Senior Vice President and Director, Research IBM Investor Briefing

IBM Research: Impact and Leadership for IBM Leadership Big/fast data Watson Cybersecurity Analytics approach Future systems Data-centric Cognitive Exascale Scale in Sciences of IT Atomic scale Machine learning Impact Cloud Analytics Smarter planet Growth markets Systems differentiation Services quality/margins Software assets Acquisition support

IBM Research: The World is Our Lab China Watson Almaden Austin Tokyo Haifa Zurich India Dublin Melbourne Brazil IBM Research labs Labs added since 2010

IBM Research: The World is Our Lab Dublin Melbourne Brazil IBM Research labs Labs added since 2010 Other IBM Research presence China Watson Almaden Austin Tokyo Haifa Zurich India

Dublin Melbourne Brazil China Watson Almaden Austin Tokyo Haifa Zurich India nanotechnologies processors/storage/switching future systems cloud services tools & assets analytics industry expertise IBM Research: Global and vertically integrated

Application Assembly Optimization Secure ID Card Solutions Component Business Modeling Intelligent Document Gateway Smarter City Resource Management Global Expense Reporting System Healthcare Benefit Analyzer Workforce Management Analytics Voice of the Customer Analytics Many more Impact: Services contributions by IBM Research 100s of tools and solutions delivered + Migration to Cloud Automated Test Planning and Optimization CoBRA- Corporate Brand Analysis Solution Definition Manager Workbench for Packaged Applications Global Delivery Framework Productivity Predictive Analytics for Delivery Excellence Server & Storage Management Automation Many more Productivity + Quality New Client Value

Automated software testing for increased services revenue and margin Defect prevention Improved test effectiveness Improved test efficiency Defect Reduction Methodology Improved Review Process and Tools Code Analysis Test Script Generation from Natural Language Application Virtualization Coverage-Based Test Selection Change-Based Test Selection Use Case Analysis and Test Case Generation Coverage-Based Test Enhancement Change-Based Test Enhancement Document Analytics CTD Test Enhancement CTD Test Generation CTD Test Selection CTD Test Data Selection

Leading IBM: Eras of computing Computer Intelligence Time Programmable Systems Era Cognitive Systems Era Tabulating Systems Era

Cognitive Systems: A new era of computing Programmable Systems Era Processor-centric Fixed calculation Scale up/out Manual systems management Cognitive Systems Era Data-centric Scale in Automated systems/workload management

Big Data: Why we must move to a new era of computing Dimensions of data growth Terabytes to exabytes of existing data to process Structured, unstructured, text, multimedia Streaming data, milliseconds to seconds to respond Uncertainty from inconsistency, ambiguities, etc. Variety Volume Velocity Veracity Uncertain data on the rise 2010 Volume in Exabytes Sensors & Devices VoIP 9000 8000 7000 6000 5000 4000 3000 Enterprise Data Social Media 2015

This poet wrote to a friend, “We are by September and yet my flowers are as bold as June. Amherst has gone to Eden.” Specific questions Statistical analytics Statistical ranking Batch training Rich problem scenarios Interactive dialogue Evidence profiles Continuous learning An analytical system: Taking Watson beyond Jeopardy!TM Current Future

Progress in the Programmable Systems Era Scale out Scale out Scale up Scale down

In Memory Switching Storage In Processor Cognitive Systems Attributes Embedded analytics Automated systems/workload management Optimized for big/fast data True cloud-in-a-box A new paradigm for cognitive systems

Scale In Switching Processor A new paradigm for cognitive systems © 2012 International Business Machines Corporation

Scale In Switching Processor A new paradigm for cognitive systems © 2012 International Business Machines Corporation

Present Future + IBM Pure System Scale-in: Automated system/workload management Scale up/out Scale in Past Applications Smart Workload Deployer Workload building blocks Patterns Expertise Open Workload Building Blocks Infrastructure Building Blocks Servers Multiple VMs

Cognitive Systems Era Core Technology Applications Architectures Exploring the future of cognitive systems Far-reaching research

Atomic limits of magnetic storage 96 iron atoms store one byte of data Cognitive Systems: Atomic storage IBM Research explores the boundaries of science and technology

Cognitive Systems: Quantum computing Silicon chip with three qubits Extraordinary capabilities are expected... factoring a 3,000 digit number 1040 faster than today Superconducting qubits use established manufacturing techniques for silicon technology Potential for dramatic advances in cryptanalysis, database sorting, pharmaceutical research IBM is the world leader in this technology

Cognitive Systems: SyNAPSE “Neuron” and “synapse” -like computing model Systems learn through analytics/experience Advantages: Ultra energy-efficient, flexible, learning Learning Pong Character ID Wiring diagram – monkey brain ‘True North’

Sensor Networks Feeder line Intelligent building Electric car Substation Transmission line Automated meters Millions of end points 100K+ elements,10ms latency Multiple feedback time-scales Social Business Smarter Cities Watson Human and knowledge capital analytics Optimize sales through insights about sellers, teams, deals, clients, and performance. Social / Demographic Economic Environmental Technological Cognitive Systems: Applications TM

Mark G. Kris, MD Chief, Thoracic Oncology Service William and Joy Ruane Chair in Thoracic Oncology Memorial Sloan-Kettering Cancer Center

Leadership Impact The World is Our Lab

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0512. The Non-GAAP Supplemental Materials are also included as Attachment II to the Company’s Form 8-K dated May 9, 2012.

IBM Investor Briefing

ATTACHMENT II

Non-GAAP Supplemental Materials

Non-GAAP Supplemental Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its Investor Briefing materials and presentations, the following Non-GAAP information which management believes provides useful information to investors. Operating (Non-GAAP) Earnings Per Share and Related Income Statement Items Management presents certain financial measures excluding the effects of certain acquisition-related charges, non-operating retirement-related costs, and any related tax impacts. Management uses the term "operating" to describe this view of the company's financial results and other financial information. For acquisitions, these measures exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable restructuring and related expenses, and tax charges related to acquisition integration. For retirement-related costs, the company has characterized certain items as operating and others as non-operating. The company includes service cost, amortization of prior service cost and the cost of defined contribution plans in its operating results. Non-operating retirement-related costs include interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements, multi-employer plan costs, pension insolvency costs, and other costs. Non-operating costs primarily relate to changes in pension plan assets and liabilities which are tied to market performance, and management considers these costs to be outside the operational performance of the business. Management’s calculation of these operating measures, as presented, may differ from similarly titled measures reported by other companies. Overall, management believes that providing investors with an operating view as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans, improves visibility to management decisions and their impacts on operational performance, enables better comparison to peer companies, and allows the company to provide a long term strategic view of the business going forward. For the 2015 earnings per share roadmap, the company is utilizing an operating view to establish its objectives and track its progress. Effective January 1, 2011, the company’s segment financial results and performance reflect operating earnings, consistent with the company’s management and measurement system. © 2012 International Business Machines Corporation

Non-GAAP Supplemental Materials Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Cash Flow Management uses a free cash flow measure to evaluate the company’s operating results, plan share repurchase levels, evaluate strategic investments and assess the company’s ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and cash flow from operations that exclude the effect of Global Financing receivables. Divestitures Management presents certain financial results excluding the effects of the divestitures of the printer business and the personal computer (PCD or PC) business. In June 2007, the company divested 51 percent of its printer business and divested the remaining 49 percent quarterly over the following 3 years. In April 2005, the company completed the sale of its PCD business. Management believes that presenting certain revenue measures without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

IBM Investor Briefing IBM

# Non-GAAP Supplemental Materials

*Reconciliation of Operating EPS Bridge FY10 to FY11*

| | GAAP | Acquisition-related Adjustments* | Retirement-related Adjustments** | Operating (Non-GAAP) |
|---|---|---|---|---|
| FY10 EPS | $11.52 | $0.34 | ($0.20) | $11.67 |
| Revenue Growth | 0.81 | 0.02 | (0.01) | 0.82 |
| Operating Leverage | (0.02) | 0.03 | 0.18 | 0.18 |
| Share Repurchase | 0.75 | 0.02 | 0.00 | 0.77 |
| FY11 EPS | $13.06 | $0.41 | ($0.03) | $13.44 |

* Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges

** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance

The above serves to reconcile the Non-GAAP financial information contained in Ginni Rometty's presentation and numerous slides in the "Financial Model " presentation. See the second slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

© 2012 International Business Machines Corporation

IBM Investor Briefing IBM

# Non-GAAP Supplemental Materials

## *Reconciliation of Free Cash Flow (excluding GF Receivables)*

$ in Billions

| | 1996 | 1997 | 1998 | 1999 | 2000 | 2001 | 2002 | 2003 |
|---|---|---|---|---|---|---|---|---|
| Net Cash from Operations | $10.3 | $8.9 | $9.3 | $9.0 | $8.6 | $13.7 | $13.8 | $14.5 |
| Less: Global Financing Receivables | (0.9) | (3.4) | (2.3) | (1.7) | (2.5) | 2.0 | 3.3 | 1.9 |
| Net Cash from Operations (excluding GF Receivables) | 11.2 | 12.2 | 11.6 | 10.7 | 11.1 | 11.7 | 10.5 | 12.6 |
| Net Capital Expenditures | (4.9) | (6.0) | (5.9) | (4.8) | (4.3) | (4.9) | (4.6) | (3.9) |
| Free Cash Flow (excluding GF Receivables) | 6.3 | 6.3 | 5.8 | 5.9 | 6.7 | 6.8 | 5.9 | 8.7 |

| | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|---|---|
| Net Cash from Operations | $15.3 | $14.9 | $15.0 | $16.1 | $18.8 | $20.8 | $19.5 | $19.8 |
| Less: Global Financing Receivables | 2.5 | 1.8 | (0.3) | (1.3) | 0.0 | 1.9 | (0.7) | (0.8) |
| Net Cash from Operations (excluding GF Receivables) | 12.9 | 13.1 | 15.3 | 17.4 | 18.8 | 18.9 | 20.3 | 20.7 |
| Net Capital Expenditures | (3.7) | (3.5) | (4.7) | (5.0) | (4.5) | (3.7) | (4.0) | (4.1) |
| Free Cash Flow (excluding GF Receivables) | 9.1 | 9.6 | 10.5 | 12.4 | 14.3 | 15.1 | 16.3 | 16.6 |

The above serves to reconcile the Non-GAAP financial information contained in Ginni Rometty's presentation and the slides entitled "2015 Roadmap Progress," "Free Cash Flow and Return to Shareholders" and "Cash Generation and Usage" in the "Financial Model" presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

© 2012 International Business Machines Corporation

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth @CC 11% 0% As Rptd 17% 4% Growth Markets - Services Major Markets - Services The above serves to reconcile the Non-GAAP financial information contained in the “Making Markets Through Services” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. FY11 Yr/Yr

Non-GAAP Supplemental Materials Reconciliation of Major Markets Revenue Growth As Rptd @CC 2008 2009 2010 2011 5% (8%) 1% 5% 2% (6%) 1% 2% Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “Growth Initiatives” and “Growth Markets” in the “Financial Model” presentation and the slide entitled “IBM Growth Markets Performance in 2011” in the “Growth Markets” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Growth Markets Revenue Growth As Rptd @CC 2008 2009 2010 2011 10% (3%) 16% 16% 10% 1% 11% 11% Yr/Yr The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “Growth Initiatives” and “Growth Markets” in the “Financial Model” presentation and the slide entitled “IBM Growth Markets Performance in 2011” in the “Growth Markets” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Growth Markets Revenue Mix As Reported Excluding Divestitures (PCD and Printers) 2000 2006 2007 2008 2009 2010 2011 13% 16% 17% 18% 19% 21% 22% 11% 16% 17% 18% 19% 21% 22% The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Growth Markets” in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

 GAAP Acquisition- related Adjustments* Retirement-related Adjustments** Operating (Non-GAAP) PTI Margin - FY 2011 Net Income – FY 2011 Net Income – FY 2010 19.6% 15,855 14,833 0.6 pts 495 443 (0.1 pts) (32) (253) 20.2% 16,318 15,023 * Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges ** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance Non-GAAP Supplemental Materials GAAP to Operating (Non-GAAP) Bridge The above serves to reconcile the Non-GAAP financial information contained in Ginni Rometty’s presentation and the slides entitled “Revenue and Operating Leverage” in the “Financial Model” presentation. See the second slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Consolidated EPS The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “2015 Roadmap” in the “Financial Model” presentation. See the second slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. * Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges ** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance $13.44 ($0.03) $0.41 $13.06 2011 $11.67 ($0.20) $0.34 $11.52 2010 $10.03 ($0.25) $0.27 $10.01 2009 $8.86 ($0.32) $0.29 $8.89 2008 $7.46 $0.14 $0.17 $7.15 2007 $6.31 $0.12 $0.14 $6.05 2006 $5.18 $0.13 $0.14 $4.91 2005 $4.33 ($0.19) $0.13 $4.39 2004 $3.41 ($0.48) $0.13 $3.76 2003 $1.81 ($0.68) $0.07 $2.43 2002 $3.26 ($0.72) $0.04 $3.94 2001 $3.32 ($0.62) $0.05 $3.88 2000 Operating (Non-GAAP) Retirement-related Adjustments** Acquisition-related Adjustments* GAAP

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